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                                                                  EXHIBIT 10.1


           WAIVER AND SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

         This Waiver and Second Amendment to Revolving Credit Agreement, dated as of June 28, 1999 (the "Amendment"), by and between (a) TRANSPRO, INC., a Delaware corporation (the "Parent"), ALLEN HEAT TRANSFER PRODUCTS, INC., a Delaware corporation ("AHTP"), AHTP II, INC., a Delaware corporation ("AHTP II"), EVAP, INC. (f/k/a EI Acquisition Corp.), a Texas corporation ("EVAP"), GO/DAN INDUSTRIES, a New York general partnership ("GDI" and collectively with Parent, AHTP, AHTP II and EVAP, the "Original Borrowers"), and A/C PLUS, INC., a Texas corporation ("AC" and collectively with the Original Borrowers, the "Borrowers"), (b) BANKBOSTON, N.A., a national banking association and the other lending institutions listed on Schedule 1 of the Credit Agreement (collectively, the "Banks") and (c) BANKBOSTON, N.A., as agent (the "Agent") for the Banks, amending certain provisions of the Revolving Credit Agreement dated as of July 30, 1998 (as amended and in effect from time to time, the "Credit Agreement"), by and between the Original Borrowers, the Agent and the Banks. Capitalized terms used herein and which are not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement.

         WHEREAS, the Borrowers have requested that the Banks agree to amend the terms of the Loan Documents in several respects as hereinafter more fully set forth;

         WHEREAS, the Banks are willing to amend the terms of the Loan Documents in such respects, upon the terms and subject to the conditions contained herein;

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. AMENDMENT TO SECTION 1.1 OF THE CREDIT AGREEMENT. Section
1.1 of the Credit Agreement is hereby amended by deleting the definition of "Consolidated Funded Debt" in its entirety and replacing it with the following definition:

                           "Consolidated Funded Debt. For any period, the
                  average outstanding amount of all liabilities of the Borrowers and their Subsidiaries for money borrowed (including, without limitation (i) obligations under Capitalized Leases and (ii) obligations under letters of credit to the extent not otherwise includable in the computation of Consolidated Funded
                  Debt)."



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         Section 2. AMENDMENT TO SECTION 10.2 OF THE CREDIT AGREEMENT. Section
10.2 of the Credit Agreement is hereby amended by replacing the table appearing therein with the following table:


          Period                                            Ratio

April 1, 1999 - March 31, 2001                             2.25:1.00

April 1, 2001 and thereafter                               2.75:1.00


         Section 3. AMENDMENT TO SECTION 10.4 OF THE CREDIT AGREEMENT. Section
10.4 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           10.4 Liabilities to Worth Ratio. The Borrowers will
                  not at any time permit the ratio of Consolidated Total Liabilities to Consolidated Tangible Net Worth during the periods described in the table set forth below to be greater than the ratio set forth opposite such period in such table:

          Period                                             Ratio

April 1, 1999 - March 31, 2001                             1.80:1.00

April 1, 2001 and thereafter                               1.50:1.00


         Section 4. WAIVER TO SECTION 8.4(d) OF THE CREDIT AGREEMENT. The Banks and the Agent hereby agree to waive the Borrowers' compliance with Section 8.4(d) of the Credit Agreement for the fiscal quarter ended on March 31, 1999; provided, however, that the Borrowers deliver to each of the Banks the Compliance Certificate described in said Section 8.4(d) not later than seventy-five (75) days after the end of such fiscal quarter.

         Section 5. WAIVER TO SECTION 10.2 OF THE CREDIT AGREEMENT. The Banks and the Agent hereby agree to waive the Borrowers' compliance with Section 10.2 of the Credit Agreement for the fiscal quarter ended on March 31, 1999.

         Section 6. WAIVER TO SECTION 10.4 OF THE CREDIT AGREEMENT. The Banks and the Agent hereby agree to waive the Borrowers' compliance with Section 10.4 of the Credit Agreement for the fiscal quarter ended on March 31, 1999.

         Section 7. CONDITIONS TO EFFECTIVENESS. This Amendment shall not become effective until the Agent receives the following:

         (a) a counterpart of this Amendment signed by each of the Borrowers, the Agent and the Majority Banks; and

         (b) an amendment fee of $110,250.00 paid by the Borrowers for the pro rata account of each Bank based on such Bank's percentage of the Total Commitment.


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         Section 8. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrowers contained in the Credit Agreement and the other Loan Documents were true and correct when made and continue to be true and correct on and as of the date hereof as if made on the date hereof except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement or the other Loan Documents and to the extent that such representations and warranties relate expressly to an earlier date. No Default or Event of Default has occurred and is continuing.

         Section 9. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to, the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         Section 10. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         Section 11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

TRANSPRO, INC.



By:           /s/ Timothy E. Coyne
              ----------------------------------------
Name:         Timothy E. Coyne
Title:        V.P.

ALLEN HEAT TRANSFER PRODUCTS, INC.



By:           /s/ Timothy E. Coyne
              ----------------------------------------
Name:         Timothy E. Coyne
Title:        V.P.

AHTP II, INC.



By:           /s/ Timothy E. Coyne
              ----------------------------------------
Name:         Timothy E. Coyne
Title:        V.P.

EVAP, INC. (f/k/a EI Acquisition Corp.)



By:           /s/ Timothy E. Coyne
              ----------------------------------------
Name:         Timothy E. Coyne
Title:        V.P.

GO/DAN INDUSTRIES

         By:  ALLEN HEAT TRANSFER PRODUCTS, INC., its Partner



By:           /s/ Timothy E. Coyne
              ----------------------------------------
Name:         Timothy E. Coyne
Title:        V.P.


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                                       5





         By:  AHTP II, INC., its Partner



By:           /s/ Timothy E. Coyne
              ----------------------------------------
Name:         Timothy E. Coyne
Title:        V.P.

A/C PLUS, INC.



By:           /s/ Timothy E. Coyne
              ----------------------------------------
Name:         Timothy E. Coyne
Title:        V.P.

BANKBOSTON, N.A., individually and as Agent



By:           /s/ Richard D. Briggs, Jr.
              ----------------------------------------
Name:         Richard D. Briggs, Jr.
Title:        Director

PEOPLE'S BANK



By:           /s/ Kevin R. Callahan
              ----------------------------------------
Name:         Kevin R. Callahan
Title:        Vice President

THE BANK OF NEW YORK



By:           /s/ Geraldine Turkington
              ----------------------------------------
Name:         Geraldine Turkington
Title:        Vice President

HARRIS TRUST AND SAVINGS BANK



By:           /s/ Kwang S. Son
              ----------------------------------------
Name:         Kwang S. Son
Title:        Assistant Vice President



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THE FIRST NATIONAL BANK OF CHICAGO



By:           /s/ Stephen E. McDonald
              ---------------------------------------------------
Name:         Stephen E. McDonald
Title:        First Vice President

DBD BANK, as Letter of Credit Bank



By:           /s/ Stephen E. McDonald
              ---------------------------------------------------
Name:         Stephen E. McDonald
Title:        First Vice President